PROSPECTUS SUPPLEMENT TO

                         VAN ECK/CHUBB FUNDS PROSPECTUS
                             Growth and Income Fund
                                Total Return Fund

                                DATED MAY 1, 2001


EFFECTIVE DECEMBER 12, 2001

APPOINTMENT OF NEW ADVISER AND SUB-ADVISER TO THE FUNDS

Chubb Asset Managers, Inc. has informed the officers of the Funds that it will resign as investment adviser, effective December 31, 2001 and redeem all of its investment in the Funds on the same date. The Funds' Board of Directors has engaged the services of Van Eck Associates Corporation ("Van Eck"), located at 99 Park Avenue, New York, New York 10016, to act as investment adviser to both Funds under the same terms and conditions currently in effect with Chubb Assets Managers, Inc.

Van Eck has engaged the services of John A. Levin & Co., Inc. ("Levin"), located at One Rockefeller Plaza, New York, New York 10021, to act as sub-adviser of the Funds at no additional cost to the Funds. It is anticipated that Van Eck will be nominated to act as investment adviser and Levin as sub-adviser to the Funds in a proxy solicitation during the first half of 2002. Since the Funds' license to use the name Chubb will expire effective December 31, 2001, the Company and the Funds will change their names to Van Eck Funds, Inc., Van Eck Growth and Income Fund, and Van Eck Total Return Fund, respectively.

Van Eck Associates Corporation will serve as interim investment adviser to the Funds for a period of up to 150 days at an annual rate of 0.20% of the first $200 million of average daily net assets; 0.19% of the next $1.1 billion; and 0.18% of assets in excess of $1.3 billion. Levin will act as sub-adviser to the Funds at an annual rate of 0.20% of the first $200 million of average daily net assets; 0.19% of the next $1.1 billion; and 0.18% of assets in excess of $1.3 billion. Levin's fees will be paid by Van Eck (Levin's fees will be waived during the interim contract period).

PORTFOLIO MANAGERS:

John W. Murphy and Daniel M. Theriault will serve as portfolio managers to the Growth and Income Fund and Total Return Fund. Mr. Murphy has been with Levin for six years and has 10 years of investment experience. Mr. Theriault has been with Levin for four years. He was previously with T. Rowe Price Financial Services and has 15 years of investment experience.

                  PROSPECTUS SUPPLEMENT DATED DECEMBER 12, 2001

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